

                                                                                                                    MORGAN STANLEY
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07/13/2005 11:14:50 CARVE Version 47.0  /u/dsouzad/deal/top19/050713/top19.050713.carve
MSC             MSC SERIES 2005-TOP19 FITCH/S&P (07/13/2005)             CLASS X1 **+100 BPS SHOCK TO THE TREASURY CURVE
-----------------------------------------------------------------------------------------------------------------------------------

Class            X1                Settlement Date     07/28/2005  Coupon          -1.00000             Cusip             N/A
Original Balance 1,228,438,747.44  Dated Date          07/01/2005  Delay           11                   Yield Table Date  07/13/2005
Current Balance  1.00              First Payment Date  08/12/2005  Lead Manager    Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating    AAA/AAA           Next Payment Date   08/12/2005  Orig Deal Size  1,228,438,747.44     Yield Day Count   30/360
Market Desc      N/A               Payment Freq        Monthly     Num of Tranches 34
Factor           1.00000000        Interest Freq       Monthly     Deal Age        0




TRIGGER              OPTIONALCALL YES    OPTIONALCALL YES   OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES
PREPAY               (!YM) CPR 100       CPR 0              CPR 25            CPR 50            CPR 75            CPR 100
-----------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
-----------------------------------------------------------------------------------------------------------------------------------

             0.6588          17.7173             18.1460            15.7236       17.0509            18.4646           20.4188
             0.7213          15.9325             16.3714            13.8959       15.0559            16.2938           17.9208
             0.7838          14.3501             14.7980            12.2835       13.3050            14.3998           15.7681
             0.8463          12.9321             13.3877            10.8447       11.7496            12.7259           13.8854
             0.9088          11.6497             12.1122             9.5482       10.3539            11.2304           12.2187
             0.9713          10.4810             10.9496             8.3705        9.0905             9.8822           10.7278
             1.0338           9.4088              9.8829             7.2930        7.9386             8.6573            9.3825
             1.0963           8.4196              8.8985             6.3013        6.8814             7.5367            8.1593
             1.1588           7.5021              7.9855             5.3837        5.9059             6.5056            7.0399
             1.2213           6.6475              7.1349             4.5306        5.0011             5.5519            6.0094
             1.2838           5.8482              6.3392             3.7341        4.1584             4.6656            5.0560
             1.3463           5.0979              5.5922             2.9878        3.3704             3.8387            4.1700
             1.4088           4.3915              4.8888             2.2861        2.6310             3.0643            3.3432
             1.4713           3.7244              4.2245             1.6243        1.9349             2.3367            2.5688
             1.5338           3.0927              3.5953             0.9985        1.2777             1.6509            1.8412
             1.5963           2.4932              2.9981             0.4052        0.6556             1.0028            1.1555
             1.6588           1.9228              2.4300            -0.1586        0.0654             0.3888            0.5074
             1.7213           1.3792              1.8884            -0.6955       -0.4959            -0.1943           -0.1065
             1.7838           0.8601              1.3711            -1.2077       -1.0307            -0.7491           -0.6895
             1.8463           0.3635              0.8761            -1.6973       -1.5412            -1.2782           -1.2442
             1.9088          -0.1124              0.4019            -2.1661       -2.0294            -1.7835           -1.7730
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                    8.99                9.13               7.87          7.34               7.07              6.76
MOD DURATION   @ 1.2838         6.27                6.30               6.30          5.96               5.68              5.29
SPREAD INTERP. @ 1.2838           75                 123               -132           -87                -35               5


                                                                     Page 1 of 2

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------



                                                                                                                 MORGAN STANLEY
---------------------------------------------------------------------------------------------------------------------------------
07/13/2005        11:14:50 CARVE Version 47.0        /u/dsouzad/deal/top19/050713/top19.050713.carve
MSC             MSC SERIES 2005-TOP19 FITCH/S&P (07/13/2005)                CLASS X2 **+100 BPS SHOCK TO THE TREASURY CURVE
---------------------------------------------------------------------------------------------------------------------------------

Class             X2                Settlement Date    07/28/2005  Coupon          -1.00000             Cusip             N/A
Original Balance  1,202,407,000.00  Dated Date         07/01/2005  Delay           11                   Yield Table Date  07/13/2005
Current Balance   1,202,407,000.00  First Payment Date 08/12/2005  Lead Manager    Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     AAA/AAA           Next Payment Date  08/12/2005  Orig Deal Size  1,228,438,747.44     Yield Day Count   30/360
Market Desc       N/A               Payment Freq       Monthly     Num of Tranches 34
Factor            1.00000000        Interest Freq      Monthly     Deal Age        0




TRIGGER                OPTIONA CALL YES   OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES
PREPAY                 (!YM) CPR 100      CPR 0             CPR 25            CPR 50            CPR 75            CPR 100
-----------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
-----------------------------------------------------------------------------------------------------------------------------------

                 2.0597          13.3527            13.3527           14.4953           13.4529           12.4344          10.8614
                 2.1222          12.2853            12.2853           13.3993           12.3380           11.3195           9.7677
                 2.1847          11.2695            11.2695           12.3563           11.2774           10.2593           8.7281
                 2.2472          10.3009            10.3009           11.3619           10.2667            9.2495           7.7381
                 2.3097           9.3760             9.3760           10.4124            9.3021            8.2860           6.7939
                 2.3722           8.4913             8.4913            9.5044            8.3799            7.3652           5.8918
                 2.4347           7.6439             7.6439            8.6347            7.4971            6.4840           5.0288
                 2.4972           6.8311             6.8311            7.8007            6.6508            5.6395           4.2018
                 2.5597           6.0505             6.0505            6.9999            5.8384            4.8291           3.4084
                 2.6222           5.3000             5.3000            6.2300            5.0577            4.0505           2.6463
                 2.6847           4.5775             4.5775            5.4889            4.3065            3.3016           1.9134
                 2.7472           3.8813             3.8813            4.7749            3.5829            2.5804           1.2077
                 2.8097           3.2097             3.2097            4.0862            2.8853            1.8852           0.5276
                 2.8722           2.5613             2.5613            3.4213            2.2120            1.2144          -0.1287
                 2.9347           1.9345             1.9345            2.7787            1.5615            0.5665          -0.7624
                 2.9972           1.3283             1.3283            2.1573            0.9326           -0.0598          -1.3749
                 3.0597           0.7413             0.7413            1.5557            0.3240           -0.6658          -1.9675
                 3.1222           0.1726             0.1726            0.9729           -0.2655           -1.2526          -2.5413
                 3.1847          -0.3788            -0.3788            0.4079           -0.8368           -1.8212          -3.0973
                 3.2472          -0.9138            -0.9138           -0.1403           -1.3910           -2.3727          -3.6364
                 3.3097          -1.4334            -1.4334           -0.6725           -1.9289           -2.9078          -4.1596
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                        6.05               6.05              6.00              5.65              5.40             5.15
MOD DURATION   @ 2.6847             3.23               3.23              3.15              3.10              3.11             3.18
SPREAD INTERP. @ 2.6847              -40                -40                51               -65              -165             -303



                                                                     Page 2 of 2

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------